                                                                    EXHIBIT 10.7

                               [EAGLE VIGNETTE]

                                SONOSIGHT, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

COMMON STOCK                                                  CUSIP 83568G 10 4

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS IS TO CERTIFY that


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON stock,  $.01 (one cent) PAR
                                   VALUE, OF

SONOSIGHT, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, to all of which the holder of this certificate by acceptance hereof assents.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the signatures of its duly authorized officers.

Dated:


            SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

FIRST CHICAGO TRUST COMPANY
       OF NEW YORK

              TRANSFER AGENT AND REGISTRAR,

BY

                       AUTHORIZED SIGNATURE
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                                SONOSIGHT, INC.

     This certificate evidences shares of Common Stock of the Corporation. Other classes of shares of the Corporation are, and may in the future be, authorized and outstanding, and those classes may consist of one or more series of shares, each with different rights, preferences and limitations. The Corporation will furnish any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement dated as of April 6, 1998, as it may be amended from time to time (the "Rights Agreement"), between SonoSight, Inc. and First Chicago Trust Company of New York, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Rights beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights are null and void and nontransferable.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common
TEN ENT  --  as tenants by the entireties
JT TEN   --  as joint tenants with right of
             survivorship and not as tenants
             in common


             UNIF GIFT MIN ACT  -  ................. Custodian..................
                                       (Cust)                       (Minor)
                                   under Uniform Gifts to Minors
                                   Act .........................................
                                                     (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                   hereby sell, assign and transfer unto
                         -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -----------------------

                                       X
                                         ---------------------------------------
                                       X
                                         ---------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
   ---------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.